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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 25, 1998
                                                           -------------

                           FIRST ALLIANCE CORPORATION
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                       333-44585-02              33-0721183
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(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

                    17305 VON KARMAN AVENUE, IRVINE, CA 92614
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (949) 224-8500
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ITEM 5.   OTHER EVENTS.

          See Press Release attached as Exhibit 7(c).

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  ADDITIONAL EXHIBIT.  Press Release issued June 25, 1998.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FIRST ALLIANCE CORPORATION
                                           --------------------------
                                                  (Registrant)

Date:  June 25, 1998                       By:   /s/ Brian Chisick
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                                                     Brian Chisick
                                           President and Chief Executive Officer